UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Atlantic Coastal Acquisition Corp. II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED AUGUST 20, 2024

ATLANTIC COASTAL ACQUISITION CORP. II

6 St Johns Lane, Floor 5

New York, NY 10013

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held September [16], 2024

TO THE STOCKHOLDERS OF ATLANTIC COASTAL ACQUISITION CORP. II:

You are cordially invited to attend the special meeting, which we refer to as the “Special Meeting,” of stockholders of Atlantic Coastal Acquisition Corp. II, which we refer to as “we,” “us,” “our,” “ACAB” or the “Company,” to be held at [ ]. Eastern Time on September [16], 2024.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/atlanticcoastalacquisitionii/ext2024. If you plan to attend the virtual online Special Meeting, you will need your 12-digit control number to vote electronically at the Special Meeting. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting.

Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated [ ], 2024, and is first being mailed to stockholders of the Company on or about September [ ], 2024. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

•

a proposal to amend the Company’s amended and restated certificate of incorporation, as amended by the amendment to the amended and restated certificate of incorporation and amendment no. 2 to the amended and restated certificate of incorporation, which we refer to as the “charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Charter Amendment” and such proposal the “Charter Amendment Proposal,” to extend the date (the “Termination Date”, and any extensions of that date pursuant to the Charter Amendment Proposal, an “Extension”) by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Series A common stock included as part of the units sold in the Company’s initial public offering that was consummated on January 19, 2022, which we refer to as the “IPO,” from September 19, 2024 (the “Original Termination Date”) to October 19, 2024 or such earlier date as determined by ACAB’s board of directors (the “Board”), and such later date, the “Extended Date,” and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination once after the Extended Date, by resolution of the Board, if requested by Atlantic Coastal Acquisition Management II LLC, a Delaware limited liability company (our “Sponsor”), and upon five days’ advance notice prior to the Extended Date, until November 19, 2024 (an “Additional Charter Extension Date”) or a total of up to two months after the Original Termination Date, unless the closing of a business combination shall have occurred prior thereto; and

•

a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Charter Amendment Proposal.

Each of the Charter Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

If the Charter Amendment Proposal is approved and the Charter Amendment becomes effective, the Sponsor will deposit the lesser of (a) $[10,000] or (b) $[0.015] for each public share that is not redeemed in connection with the Special Meeting. In the event that ACAB has not consummated a business combination by the Extended Date, without approval of the holders of ACAB’s public shares (as defined below), ACAB may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the Extended Date, extend the Termination Date one month (for a total of up to two additional months to complete a business combination), provided that the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Payor”) will deposit into the Trust Account: for each such monthly extension, the lesser of (a) $[10,000] or (b) $[0.015] for each public share that is not redeemed in connection with the Special Meeting.

The purpose of the Charter Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a business combination. On December 11, 2023, the Company entered into that certain Business Combination Agreement (the “Business Combination Agreement”), with Abpro Corporation, a Delaware corporation (“Abpro”), and Abpro Merger Sub Corp., a Delaware corporation (“Merger Sub”). On January 19, 2024, the Company filed a registration statement on Form S-4 (as amended on April 2, 2024 and April 30, 2024) with the U.S. Securities and Exchange Commission (the “SEC”), which includes a proxy statement, to be distributed to the Company’s stockholders in connection with the Company’s solicitation for proxies for the vote by the Company’s stockholders in connection with such business combination and other matters as described in the definitive proxy statement. After the Registration Statement on Form S-4 has been declared effective, the Company will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on such business combination. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, such business combination, because these documents will contain important information about the Company and such business combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding such business combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov. The Company and other parties to the Business Combination Agreement are currently working towards satisfaction of the conditions to completion of such business combination, including drafting the necessary filings with the SEC related to the transaction, but have determined that there likely will not be sufficient time before September 19, 2024 to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, such business combination. Accordingly, the Board believes that in order to be able to consummate a business combination, we will need to obtain an Extension. Without an Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a business combination on or before the Original Termination Date. If that were to occur, we would be precluded from completing a business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a business combination.

Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a business combination to the Extended Date (or Additional Charter Extension Date, if applicable) in order that our stockholders have the opportunity to participate in our future investment. If the Extension to the Extended Date is approved and implemented, we intend to complete a business combination as soon as possible and in any event on or before the applicable Termination Date.

In connection with the Charter Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of Series A common stock issued in our IPO, which shares we refer to as the “public shares,” and which election we refer to as the “Election,” regardless of whether such public stockholders vote on the Charter Amendment Proposal. Any redemptions by the Company as a result of an Election shall be conditioned on the approval of the Charter Amendment Proposal by the requisite vote of stockholders.

If the Charter Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Charter Amendment. In addition, if the Charter Amendment Proposal is approved, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date (or Additional Charter Extension Date, if applicable). Even if the Charter Amendment is approved, we can provide no assurances that a business combination will be consummated prior to the Extended Date (or Additional Charter Extension Date, if applicable). Furthermore, the Board, in its discretion, may nevertheless decide to liquidate the Company even prior to the applicable Termination Date if it is in the best interest of our stockholders.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or September [12], 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares.

To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we have previously instructed the Trustee with respect to the Trust Account to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (which may include demand deposit accounts) until the earlier of the consummation of our business combination or liquidation.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[ ] at the time of the Special Meeting. The closing price of the Company’s Series A common stock on [ ], 2024 was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Series A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.

If the Charter Amendment Proposal is not approved, we will not redeem any shares in respect of which public stockholders have made an Election, and will, as promptly as reasonably practicable, and in any event within 5 business days, return any shares tendered to the Company’s transfer agent prior to the Special Meeting. Further, if the Charter Amendment is not approved and we do not consummate a business combination by September 19, 2024, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to the Company to pay its taxes, if any (less taxes payable and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the rights of the Public Stockholders (as defined in the charter) as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL,” to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

Our Sponsor owns 7,200,000 Founder Shares (as defined below), which amount includes 825,225 Founder Shares which may be subject to transfer upon the consummation of a business combination pursuant to the terms of non-redemption agreements by and between the Sponsor and several unaffiliated third parties (as detailed in the Company’s Form 8-K filed on April 18, 2023), and 13,850,000 private placement warrants, which we refer to as the “Private Placement Warrants,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. In addition, each of our independent directors and an advisor to us owns 50,000 Founder Shares. As used herein, “Founder Shares” refers to all issued and outstanding shares of our Series B common stock and any shares of our Series B common stock that were subsequently converted into shares of Series A common stock (such converted shares not having redemption rights nor being publicly tradable nor having voting rights with respect to the matters herein). In the event of a liquidation, our Sponsor, officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, the Private Placement Warrants or any Series A common stock issued in connection with the conversion of the Founder Shares.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of common stock entitled to vote will be required to approve the Charter Amendment Proposal. Stockholder approval of the Charter Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment at any time without any further action by our stockholders.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

Our Board has fixed the close of business on August 22, 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only certain holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the Special Meeting is cancelled, we may dissolve and liquidate in accordance with the charter.

You are not being asked to vote on a business combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date (or Additional Charter Extension Date, if applicable).

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Charter Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

[ ], 2024	By Order of the Board of Directors

/s/ Shahraab Ahmad

Shahraab Ahmad
Chairman and Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Charter Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Charter Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on September [16], 2024: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/atlanticcoastalacquisitionii/ext2024.

ATLANTIC COASTAL ACQUISITION CORP. II

6 St Johns Lane, Floor 5

New York, NY 10013

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD September [16], 2024

PROXY STATEMENT

The special meeting, which we refer to as the “Special Meeting,” of stockholders of Atlantic Coastal Acquisition Corp. II, which we refer to as “we,” “us,” “our,” “ACAB” or the “Company,” to be held at [ ] Eastern Time on September [16], 2024, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/atlanticcoastalacquisitionii/ext2024. If you plan to attend the virtual online Special Meeting, you will need your 12-digit control number to vote electronically at the Special Meeting. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

•

a proposal to amend the Company’s amended and restated certificate of incorporation, as amended by the amendment to the amended and restated certificate of incorporation and the amendment no. 2 to the amended and restated certificate of incorporation, which we refer to as the “charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Charter Amendment” and such proposal the “Charter Amendment Proposal,” to extend the date (the “Termination Date”, and any extensions of that date pursuant to the Charter Amendment Proposal, an “Extension”) by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Series A common stock included as part of the units sold in the Company’s initial public offering that was consummated on January 19, 2022, which we refer to as the “IPO,” from September 19, 2024 (the “Original Termination Date”) to October 19, 2024 or such earlier date as determined by ACAB’s board of directors (the “Board”), and such later date, the “Extended Date,” and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination once after the Extended Date, by resolution of the Board, if requested by Atlantic Coastal Acquisition Management II LLC, a Delaware limited liability company (our “Sponsor”), and upon five days’ advance notice prior to the Extended Date, until November 19, 2024 (an “Additional Charter Extension Date”) or a total of up to two months after the Original Termination Date, unless the closing of a business combination shall have occurred prior thereto; and

•

a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Charter Amendment Proposal.

If the Charter Amendment Proposal is approved and the Charter Amendment becomes effective, the Sponsor will deposit the lesser of (a) $[10,000] or (b) $[0.015] for each public share that is not redeemed in connection with the Special Meeting. In the event that ACAB has not consummated a business combination by the Extended Date, without approval of the holders of ACAB’s public shares, ACAB may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the Termination Date, extend the Termination Date one month (for a total of up to two additional months to complete a business combination), provided that the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Payor”) will deposit into the Trust Account: for each such monthly extension, the lesser of (a) $[10,000] or (b) $[0.015] for each public share that is not redeemed in connection with the Special Meeting.

The purpose of the Charter Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a business combination. On December 11, 2023, the Company entered into that certain Business Combination Agreement (the “Business Combination Agreement”), with Abpro Corporation, a Delaware corporation (“Abpro”), and Abpro Merger Sub Corp., a Delaware corporation (“Merger Sub”). On January 19, 2024, the Company filed a registration statement on Form S-4 (as amended on April 2, 2024 and April 30, 2024) with the U.S. Securities and Exchange Commission (the “SEC”), which includes a proxy statement, to be distributed to the Company’s stockholders in connection with the Company’s solicitation for proxies for the vote by the Company’s stockholders in connection with such business combination and other matters as described in the definitive proxy statement. After the Registration Statement on Form S-4 has been declared effective, the Company will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on such business combination. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, such business combination, because these documents will contain important information about the Company and such business combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding such business combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov. The Company and other parties to the Business Combination Agreement are currently working towards satisfaction of the conditions to completion of such business combination, including drafting the necessary filings with the SEC related to the transaction, but have determined that there likely will not be sufficient time before September 19, 2024 to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, such business combination. Accordingly, the Board believes that in order to be able to consummate a business combination, we will need to obtain an Extension. Without an Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a business combination on or before the Original Termination Date. If that were to occur, we would be precluded from completing a business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a business combination. If the Extension to the Extended Date is approved and implemented, we intend to complete a business combination as soon as possible and in any event on or before the applicable Termination Date.

The Charter Amendment Proposal is required for the implementation of the plan of the Board, to extend the date by which the Company has to complete our business combination. The purpose of the Charter Amendment is to allow the Company more time to complete a business combination. In addition, if the Extension to the Extended Date and any redemptions in connection therewith causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal, the Company intends to proceed with the Charter Amendment Proposal and continue trying to consummate a business combination. The Company will honor all redemptions in connection with the Special Meeting even if such redemptions cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.

In connection with the Charter Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of Series A common stock issued in our IPO, which shares we refer to as the “public shares,” and which election we refer to as the “Election,” regardless of whether such public stockholders vote on the Charter Amendment Proposal. We cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[ ] million that was in the Trust Account as of August 22, 2024, the record date. Any redemptions by the Company as a result of an Election shall be conditioned on the approval of the Charter Amendment Proposal by the requisite vote of stockholders.

If the Charter Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Charter Amendment. In addition, if the Charter Amendment Proposal is approved, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date (or Additional Charter Extension Date, if applicable). Even if the Charter Amendment is approved, we can provide no assurances that a business combination will be consummated prior to the Extended Date (or Additional Charter Extension Date, if applicable). Furthermore, the Board, in its discretion, may nevertheless decide to liquidate the Company even prior to the applicable Termination Date if it is in the best interest of our stockholders.

The Sponsor owns 7,200,000 Founder Shares (as defined below), which amount includes 825,225 Founder Shares which may be subject to transfer upon the consummation of a business combination pursuant to the terms of non-redemption agreements by and between the Sponsor and several unaffiliated third parties (as detailed in the Company’s Form 8-K filed on April 18, 2023), and 13,850,000 private placement warrants, which we refer to as the “Private Placement Warrants,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. In addition, each of our independent directors and an advisor to us owns 50,000 Founder Shares. As used herein, “Founder Shares” refers to all issued and outstanding shares of our Series B common stock and any shares of our Series B common stock that were subsequently converted into shares of Series A common stock (such converted shares not having redemption rights nor being publicly tradable nor having voting rights with respect to the matters herein). In the event of a liquidation, our Sponsor, officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, the Private Placement Warrants or any Series A common stock issued in connection with the conversion of the Founder Shares.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or September [12], 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[ ] at the time of the Special Meeting. The closing price of the Company’s Series A common stock on [ ], 2024, the most recent practicable date prior to the date of this proxy statement was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Series A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension to the Extended Date and the consummation of redemptions in connection therewith. In addition, if the Extension to the Extended Date and any redemptions in connection therewith causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal, the Company intends to proceed with the Charter Amendment Proposal and continue trying to consummate a business combination. The Company will honor all redemptions in connection with the Special Meeting even if such redemptions cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.

If the Charter Amendment Proposal is not approved, we will not redeem any shares in respect of which public stockholders have made an Election, and will, as promptly as reasonably practicable, and in any event within 5 business days, return any shares tendered to the Company’s transfer agent prior to the Special Meeting. Further, if the Charter Amendment is not approved and we do not consummate a business combination by September 19, 2024, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to the Company to pay its taxes, if any (less taxes payable and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the rights of the Public Stockholders (as defined in the charter) as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL,” to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 7,200,000 Founder Shares and 13,850,000 private placement warrants, which we refer to as the “Private Placement Warrants,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. In addition, each of our independent directors and an advisor to us owns 50,000 Founder Shares.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the Special Meeting is cancelled, we may dissolve and liquidate in accordance with the charter.

Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (1) $10.20 per public share or (2) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor will not be responsible to the extent of any liability for such third-party claims. We have not independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of our company and, therefore, our Sponsor may not be able to satisfy those obligations. We have not asked our Sponsor to reserve for such obligations. As a result, if any such claims were successfully made against the Trust Account, the funds available for our initial business combination and redemptions could be reduced to less than $10.20 per public share. In such event, we may not be able to complete our initial business combination, and you would receive such lesser amount per share in connection with any redemption of your public shares. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[ ]. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.20, plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our Trust Account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL as described in our prospectus filed with the SEC on January 18, 2022, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses. If our plan of distribution complies with Section 281(b) of the DGCL, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would likely be barred after the third anniversary of the dissolution. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend beyond the third anniversary of such date. Furthermore, if the pro rata portion of our trust account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete our initial business combination within 15 months from the closing of the IPO or during any Extension is not considered a liquidating distribution under Delaware law and such redemption distribution is deemed to be unlawful (potentially due to the imposition of legal proceedings that a party may bring or due to other circumstances that are currently unknown), then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidating distribution.

If the Charter Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated January 13, 2022, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date (or Additional Charter Extension Date, if applicable). Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date (or Additional Charter Extension Date, if applicable) if the Charter Amendment Proposal is approved.

Our Board has fixed the close of business on August 22, 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof (the “record date”). Only certain holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 8,167,390 shares of Series A common stock and 1 share of Series B common stock outstanding. Of such shares of common stock, 7,499,999 have agreed not to vote until after the closing of a business combination

(which amount represents converted Founder Shares), leaving 667,391 shares of Series A common stock and 1 share of Series B common stock eligible to vote at the Special Meeting. The Company’s warrants do not have voting rights in connection with the Charter Amendment Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Sodali & Co (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of $[●]. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension to the Extended Date is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated [ ], 2024 and is first being mailed to stockholders on or about September [ ], 2024.

By Order of the Board of Directors

/s/ Shahraab Ahmad

Shahraab Ahmad
Chairman and Chief Executive Officer

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?	We are a blank check company formed in Delaware on May 21, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On January 19, 2022, we consummated our IPO from which we derived gross proceeds of $300,000,000 in the aggregate and completed the private sales of Private Placement Warrants from which we derived gross proceeds of $13,850,000. The amount in the Trust Account was initially $10.20 per public share. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of Series A common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before September 19, 2024. Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date (or Additional Charter Extension Date, if applicable) in order to allow us more time to complete a business combination.

We entered into a Business Combination Agreement with Abpro, which sets forth the terms and conditions of a business combination with Abpro. As of the date of this proxy statement, the Company and other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including drafting the necessary filings with the SEC related to the transaction, but have determined that there likely will not be sufficient time before the Original Termination Date to complete an initial business combination with Abpro or any other party. The purpose of the Charter Amendment Proposal and, if necessary, the Adjournment Proposal, is therefore to provide the Company with sufficient time to complete a business combination.

What is being voted on?	You are being asked to vote on:

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a proposal to extend the date by which the Company must consummate a business combination from September 19, 2024 to October 19, 2024 or such earlier date as determined by the Board, and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination once after the Extended Date, by resolution of the Board if requested by our Sponsor and upon five days’ advance notice prior to the Extended Date, until November 19, 2024 or a total of up to two months after the Original Termination Date; and

•

a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.

If the Charter Amendment Proposal is approved and the Charter Amendment becomes effective, the Sponsor will deposit the lesser of (a) $[10,000] or (b) $[0.015] for each public share that is not redeemed in connection with the Special Meeting. In the event that ACAB has not consummated a business combination by the Extended Date, without approval of the holders of ACAB’s public shares, ACAB may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the Extended Date, extend the Termination Date one month (for a total of up to two additional months to complete a business combination), provided that the Payor will deposit into the Trust Account: for each such monthly extension, the lesser of (a) $[10,000] or (b) $[0.015] for each public share that is not redeemed in connection with the Special Meeting.

The Charter Amendment Proposal is required for the implementation of our Board’s plan to extend the date that we have to complete our initial business combination. The purpose of the Charter Amendment is to allow the Company more time to complete an initial business combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension to the Extended Date and the consummation of any redemptions in connection therewith.

If the Charter Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Date (or Additional Charter Extension Date, if applicable).

We will proceed with the Extension to the Extended Date and redemptions in connection therewith regardless of whether redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.

If the Charter Amendment Proposal is approved and the Extension to the Extended Date is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[ ] million that was in the Trust Account as of the record date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the Special Meeting is cancelled, we may dissolve and liquidate in accordance with the charter.

If the Charter Amendment Proposal is not approved, we will not redeem any shares in respect of which public stockholders have made an Election, and will, as promptly as reasonably practicable, and in any event within 5 business days, return any shares tendered to the Company’s transfer agent prior to the Special Meeting. Further, if the Charter Amendment is not approved and we do not consummate a business combination by September 19, 2024, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to the Company to pay its taxes, if any (less taxes payable and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the rights of the Public Stockholders (as defined in the charter) as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL,” to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, the Private Placement Warrants or any Series A common stock issued in connection with the conversion of the Founder Shares.

Why is the Company proposing the Charter Amendment Proposal and the Adjournment Proposal?	Our charter provides that we have until September 19, 2024 to complete our initial business combination. Our Board has determined that it is in the best interests of our stockholders to approve the Charter Amendment Proposal and, if necessary, the Adjournment Proposal, to allow for additional time to consummate a business combination. While we are using our best efforts to complete a business combination as soon as practicable, the Board believes that there will not be sufficient time before the Original Termination Date to complete a business combination. Accordingly, the Board believes that in order to be able to consummate a business combination, we will need to obtain an Extension. Without an Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a business combination on or before September 19, 2024. If that were to occur, we would be precluded from completing a business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a business combination.

If the Extension to the Extended Date is approved and implemented, we intend to complete a business combination as soon as possible and in any event, on or before the applicable Termination Date. The Company believes that given its expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider a business combination. Accordingly, the Board is proposing the Charter Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which the Company must (i) consummate a business combination (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Series A common stock included as part of the units sold in the Company’s IPO to October 19, 2024 and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination once after the Extended Date, by resolution of the Board, if requested by our Sponsor, and upon five days’ advance notice prior to the Extended Date, until November 19, 2024 or a total of up to two months after the Original Termination Date.

If the Charter Amendment Proposal is approved and the Charter Amendment becomes effective, the Sponsor will deposit the lesser of (a) $[10,000] or (b) $[0.015] for each public share that is not redeemed in connection with the Special Meeting. In the event that ACAB has not consummated a business combination by the Extended Date, without approval of the holders of ACAB’s public shares, ACAB may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the Extended Date, extend the Termination Date one month (for a total of up to two additional months to complete a business combination), provided that the Payor will deposit into the Trust Account: for each such monthly extension, the lesser of (a) $[10,000] or (b) $[0.015] for each public share that is not redeemed in connection with the Special Meeting.

You are not being asked to vote on a business combination at this time. If the Extension to the Extended Date is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Termination Date.

If the Charter Amendment Proposal is not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of an Extension. If the Adjournment Proposal is not approved, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the Special Meeting is cancelled, we may dissolve and liquidate in accordance with the charter.

Why should I vote “FOR” the Charter Amendment Proposal?	Our Board believes stockholders will benefit from the consummation of a business combination and is proposing the Charter Amendment Proposal to extend the date by which we have to complete a business combination until the Extended Date (or Additional Charter Extension Date, if applicable). An Extension would give us additional time to complete a business combination, which our Board believes in the best interests of the stockholders.

The Board believes that it is in the best interests of our stockholders that an Extension be obtained to provide additional amount of time to consummate a business combination. Without an Extension, we believe that there is substantial risk that we might not, despite our best efforts, be able to complete a business combination on or before September 19, 2024. If that were to occur, we would be precluded from completing a business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a business combination.

We believe that given our expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider a business combination and that it is in the best interests of our stockholders that we obtain an Extension.

Our Board recommends that you vote in favor of the Charter Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?	If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the Special Meeting is cancelled, we may dissolve and liquidate in accordance with the charter.

When would the Board abandon the Charter Amendment Proposal?	We intend to hold the Special Meeting to approve the Charter Amendment only if the Board has determined as of the time of the Special Meeting that we may not be able to complete a business combination on or before September 19, 2024. If we complete a business combination on or before September 19, 2024, we will not implement an Extension. Additionally, our Board will abandon the Charter Amendment if our stockholders do not approve the Charter Amendment Proposal.

Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment at any time without any further action by our stockholders. In addition, if the Extension to the Extended Date and any redemptions in connection therewith causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal, the Company intends to proceed with the Charter Amendment Proposal and continue trying to consummate a business combination. The Company will honor all redemptions in connection with the Special Meeting even if such redemptions cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.

How do the Company insiders intend to vote their shares?	The Sponsor and all of our directors and officers are not eligible to vote their shares at the Special Meeting.

What vote is required to adopt the proposals?	The approval of the Charter Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock entitled to vote on the matter on the record date.

The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy.

What if I don’t want to vote “FOR” the Charter Amendment Proposal?	If you do not want the Charter Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Charter Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Charter Amendment. If the Charter Amendment Proposal is approved, and the Extension to the Extended Date is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Charter Amendment Proposal is not approved?	Our Board will abandon the Charter Amendment if our stockholders do not approve the Charter Amendment Proposal.

If the Charter Amendment Proposal is not approved and we have not consummated a business combination by the Original Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to the Company to pay its taxes, if any (less taxes payable and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the rights of the Public Stockholders (as defined in the charter) as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemptions in respect of which public stockholders have made an Election, and we will, as promptly as reasonably practicable, and in any event within 5 business days, return any shares tendered to the Company’s transfer agent prior to the Special Meeting.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

In the event of a liquidation, our Sponsor, directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, the Private Placement Warrants or any Series A common stock issued in connection with the conversion of the Founder Shares.

If the Charter Amendment Proposal is approved, what happens next?	If the Charter Amendment Proposal is approved, we will continue to attempt to consummate a business combination until the Extended Date (or Additional Charter Extension Date, if applicable). We expect to seek stockholder approval of a business combination. If stockholders approve a business combination, we expect to consummate a business combination as soon as possible following such stockholder approval. Because we have only a limited time to complete our initial business combination, even if we are able to effect an Extension, our failure to obtain any required regulatory approvals in connection with a business combination or to resolve certain ongoing investigations within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.20 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Upon approval of the Charter Amendment Proposal by holders of at least 65% of the common stock outstanding and entitled to vote on the matter as of the record date, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, Series A common stock and public warrants will remain publicly traded.

If the Charter Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor, our directors and our officers as a result of their ownership of the Founder Shares and Private Placement Warrants.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IRA”) was signed into federal law. The IRA provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemption of the shares of the common stock of the Company on or after January 1, 2023, such as the redemptions discussed herein, may be subject to the Excise Tax. The Company confirms that amounts placed in the Trust Account in connection with the IPO, as well as any interest earned thereon, will not be used to pay for the Excise Tax.

Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment at any time without any further action by our stockholders.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the Special Meeting is cancelled, we may dissolve and liquidate in accordance with the charter.

What happens to the Company’s warrants if the Charter Amendment Proposal is not approved?	If the Charter Amendment Proposal is not approved and we have not consummated a business combination by the Original Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to the Company to pay its taxes, if any (less taxes payable and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the rights of the Public Stockholders (as defined in the charter) as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to the Company’s obligations under the DGCL. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Charter Amendment Proposal is approved?	If the Charter Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date (or Additional Charter Extension Date, if applicable). The public warrants will remain outstanding and only become exercisable until the later of 30 days after the completion of our initial business combination and 12 months from the closing of our IPO, provided in each case we have an effective registration statement under the Securities Act covering the shares of Series A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Am I able to exercise my redemption rights in connection with a business combination?	If you were a holder of common stock as of the close of business on the record date for a meeting to seek stockholder approval of a business combination, you will be able to vote on a business combination. The Special Meeting relating to the Charter Amendment Proposal does not affect your right to elect to redeem your public shares in connection with a business combination, subject to any limitations set forth in our charter (including the requirement to submit any request for redemption in connection with a business combination on or before the date that is one business day before the special meeting of stockholders to vote on a business combination). If you disagree with a business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve a business combination, subject to any limitations set forth in our charter.

How do I attend the meeting?	You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, or email proxy@continentalstock.com.

Stockholders will also have the option to listen to the Special Meeting by telephone by calling:

•	Within the U.S. and Canada: +1 800-450-7155 (toll-free)

•	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 0242653#. You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.

How do I change or revoke my vote?	You may change your vote by e-mailing a later-dated, signed proxy card to ACAB.info@investor.sodali.com, so that it is received by us prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Special Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?	Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Charter Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares as of the record date of our common stock entitled to vote on the matter. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Charter Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?	A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 433,805 shares of our common stock would be required to achieve a quorum.

Who can vote at the Special Meeting?	Only certain holders of record of our common stock at the close of business on August 22, 2024 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 8,167,390 shares of our Series A common stock and 1 share of our Series B common stock were outstanding. Of such shares of common stock, 7,499,999 have agreed not to vote until after the closing of a business combination (which amount represents converted Founder Shares), leaving 667,391 shares of Series A common stock and 1 share of Series B common stock eligible to vote at the Special Meeting.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Charter Amendment Proposal and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Charter Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Charter Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 7,450,000 Founder Shares (purchased for $25,000) and 13,850,000 Private Placement Warrants (purchased for $13,850,000), which would expire worthless if a business combination is not consummated. See the section entitled “The Charter Amendment Proposal — Interests of our Sponsor, Directors and Officers.”

Do I have appraisal rights if I object to the Charter Amendment Proposal?	Our stockholders do not have appraisal rights in connection with the Charter Amendment Proposal under the DGCL.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?	If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of Series A common stock?

If the Extension to the Extended Date is implemented, each of our public stockholders may seek to redeem all or a portion of its public shares at a per- share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest

(which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if we have not consummated a business combination by the Extended Date (or Additional Charter Extension Date, if applicable).

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern Time on September [12], 2024 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company 1 State Street Plaza, 30th Floor New York, New York 10004 Attn: SPAC Redemption Team E-mail: spacredemptions@continentalstock.com

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Sodali & Co to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of $[●]. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension to the Extended Date is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Sodali & Co, at (800) 662-5200 (toll free) or by email at
ACAB.info@investor.sodali.com.

You may also contact us by email at IR@atlanticcoastal.io.

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, any pending business combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	our ability to complete a business combination;

•	the anticipated benefits of a business combination;

•	the volatility of the market price and liquidity of our securities;

•	the use of funds not held in the Trust Account; and

•	the competitive environment in which our successor will operate following any business combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” below, in our Annual Report on Form 10-K filed with the SEC on March 29, 2024 (as amended on April 1, 2024), our Quarterly Report on Form 10-Q filed with the SEC on July 9, 2024, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 29, 2024 (as amended on April 1, 2024), our Quarterly Report on Form 10-Q filed with the SEC on July 9, 2024, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Charter Amendment will enable us to complete a business combination.

Approving the Charter Amendment involves a number of risks. Even if an Extension is approved, the Company can provide no assurances that a business combination will be consummated prior to the applicable Termination Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension to the Extended Date is approved, the Company expects to seek stockholder approval of a business combination. Furthermore, the Board, in its discretion, may nevertheless decide to liquidate the Company even prior to the applicable Termination Date if it is in the best interest of our stockholders.

We are required to offer stockholders the opportunity to redeem shares in connection with the Charter Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. Even if an Extension or a business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Amendment Proposal and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

We entered into a Business Combination Agreement with Abpro, which sets forth the terms and conditions of a business combination with Abpro. On January 19, 2024, the Company filed a registration statement on Form S-4 (as amended on April 2, 2024 and April 30, 2024) with the SEC, which includes a proxy statement, to be distributed to the Company’s stockholders in connection with the Company’s solicitation for proxies for the vote by the Company’s stockholders in connection with such business combination and other matters as described in the definitive proxy statement. After the Registration Statement on Form S-4 has been declared effective, the Company will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on such business combination. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, such business combination, because these documents will contain important information about the Company and such business combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding such business combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov. The Company and other parties to the Business Combination Agreement are currently working towards satisfaction of the conditions to completion of such business combination, including drafting the necessary filings with the SEC. We cannot assure you that we will be able to consummate a business combination or enter into a definitive agreement with Abpro or any other party.

The SEC has recently issued rules relating to certain activities of SPACs. Certain of the procedures that we, a potential business combination target or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the New SPAC Rules (defined below) may cause us to liquidate the funds in the Trust Account or liquidate ACAB at an earlier time than we might otherwise choose.

On January 24, 2024, the SEC issued rules (the “New SPAC Rules”) for the regulation of special purpose acquisition companies like the Company, relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with business combination transactions; the potential liability of certain participants in business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the ”Investment Company Act”). These rules apply to us, and, became effective July 1, 2024 and, as a result, may increase the costs and the time needed to complete a business combination and may constrain the circumstances under which we can complete a business combination. In addition, we could become subject to additional laws and regulations in the future that could have a similar effect.

The longer that the funds in the trust account are held in U.S. Treasury securities or in money market funds invested primarily in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we would be subject to additional regulatory burdens and expenses for which we have not allotted funds, and as a result we may be required to liquidate. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and rights following such a transaction, and our rights would expire worthless. For so long as the funds in the trust account are held in U.S. Treasury securities or in money market funds invested primarily in such securities, the risk that we may be considered an unregistered investment company and required to liquidate is greater than that of a special purpose acquisition company that has elected to liquidate such investments and to hold all funds in its trust account in cash (i.e., in one or more bank accounts). Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or our liquidation.

Historically, substantially all of the assets held in the Trust Account were held in money market funds, which were invested primarily in U.S. Treasury securities. However, in December 2023, in order to mitigate the risk that the Company could be deemed to be operating as an unregistered investment company under the Investment Company Act, the Company instructed Continental Stock Transfer & Trust Company to liquidate the Company’s investments in money market funds invested primarily in U.S. Treasury securities and thereafter to hold all funds in the Trust Account in cash or in U.S. Treasury securities until the earlier of the consummation of the initial business combination or the Company’s liquidation.

Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

We have identified ineffective disclosure controls and procedures that, if unsuccessfully remediated, could adversely affect our ability to report our financial results on a timely and accurate basis and to consummate an initial business combination.

Under the supervision and with the participation of our management, including our principal executive officer and principal financial officer, we conducted an evaluation of the effectiveness of our disclosure controls and procedures. Based on such evaluation, our principal executive officer and principal financial officer have concluded that our disclosure controls and procedures were not effective as of [March 31, 2024] due to the Company [not filing timely tax returns and utilizing cash withdrawn from the Trust Account for tax obligations for operating purposes]. Failure to achieve and maintain effective disclosure controls and procedures could adversely affect our ability to report our financial results on a timely and accurate basis and to consummate an initial business combination. We may also identify material weaknesses or other deficiencies in our disclosure controls and procedures in the future. Any material weaknesses or other deficiencies in our control systems may affect our ability to comply with SEC reporting requirements and listing standards or cause our financial statements to contain material misstatements which could negatively affect market price and trading liquidity of our common stock.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete the initial business combination.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including restrictions on the nature of our investments and restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial business combination and instead be required to liquidate. In addition, we may have imposed upon us burdensome requirements, including registration as an investment company with the SEC, adoption of a specific form of corporate structure and reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

We do not believe that our anticipated principal activities will subject us to the Investment Company Act. The proceeds held in the trust account may be invested by the trustee only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act. Because the investment of the proceeds will be restricted to these instruments, we believe we will meet the requirements for the exemption provided in Rule3a-1 promulgated under the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to consummate our initial business combination within the required time period, our public stockholders may receive only approximately $[10.93] per share, or less in certain circumstances, on the liquidation of our trust account and our warrants will expire worthless.

To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), on December 29, 2023, we instructed the Trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (which may include demand deposit accounts) until the earlier of the consummation of our business combination or liquidation. As a result, following the liquidation of securities in the Trust Account we will receive minimal interest on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of ACAB. Because the funds in the Trust Account were previously held in such U.S. government securities or money market funds for a period of almost 24 months, there is a greater risk that ACAB will be deemed to be an unregistered investment company under the Investment Company Act.

Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 7,200,000 Founder Shares and 13,850,000 Private Placement Warrants that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. In addition, each of our independent directors and an advisor to us owns 50,000 Founder Shares. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our common stock experience a negative rate of return, due to having initially purchased the Founder Shares for an aggregate of $25,000. Additionally, the Business Combination Agreement contemplates the continued indemnification of current directors and officers and the continuation of directors’ and officers’ liability insurance. Our Sponsor, directors and officers may therefore have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Special Meeting.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IRA”) was signed into federal law. The IRA provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. IRS and Treasury have issued a notice of an intention to issue proposed regulations (the “Notice”); the Notice also provides interim guidance on which taxpayers can rely until issuance of the proposed regulations.

The IRA excise tax applies only to repurchases that occur after December 31, 2022. It is uncertain whether, and/or to what extent, the excise tax could apply to any redemptions of our public shares after December 31, 2022, including any redemptions in connection with initial business combination or extension requests, or exchanges of stock pursuant to an acquisitive reorganization (i.e., pursuant to the initial business combination or otherwise). The Company confirms that amounts placed in the Trust Account in connection with the IPO, as well as any interest earned thereon, will not be used to pay for the excise tax. Under the Notice distributions pursuant to a complete liquidation of the Company (e.g., in the event we do not consummate an initial business combination) generally are not subject to this 1% excise tax, and other redemptions or repurchases of stock made during the same taxable year as the taxable year the Company completely liquidates and dissolves also would be exempt. Any redemption or other repurchase that occurs after December 31, 2022, in connection with a business combination, extension request or otherwise may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax in connection with a business combination or otherwise would depend on a number of factors, including (i) the fair market value of the stock subject to redemptions and repurchases or exchanged in an acquisitive reorganization in connection with the business combination, (ii) the structure of the business combination, (iii) the nature and amount of any private investment in public equity or other equity issuances in connection with the business combination (or otherwise issued not in connection with the business combination but issued within the same taxable year of the business combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and in our ability to complete a business combination, and might affect the structure chosen for a business combination and any potential financing in connection with the business combination.

We have received written notice from the Nasdaq Stock Market LLC (“Nasdaq”) that we are not in compliance with Nasdaq’s market value of publicly held shares and publicly held shares requirements, and we were afforded a compliance period that expires prior to the Extended Date, and if we are unable to regain compliance with Nasdaq continued listing standards, Nasdaq may delist our securities prior to the Extended Date or Additional Charter Extension Date from trading on its exchange, which could limit investors’ ability to make transactions in our securities, subject us to additional trading restrictions and adversely affect our ability to consummate the Business Combination.

Nasdaq Listing Rule 5450(b)(1)(B) (the “Publicly Held Shares Requirement”) requires a minimum of 1,100,000 publicly held shares of our common stock and Nasdaq Listing Rule 5450(b)(2)(C) (the “Market Value of Publicly Held Shares Requirement”) requires us to maintain a minimum market value of publicly held shares of $15,000,000. On April 18, 2024, we received letters (the “Notices”) from Nasdaq notifying us that, we have not, as of the fiscal year ended December 31, 2023, maintained a minimum of 1,100,000 publicly held shares, as required under the Publicly Held Shares Requirement and (ii) we have failed to maintain a minimum market value of publicly held shares of $15,000,000 for the 30 consecutive business day period preceding the Notices, as required under the Market Value of Publicly Held Shares Requirement. There is no assurance that we will be able to regain compliance with the Publicly Held Shares Requirement or the Market Value of Publicly Held Shares Requirement. The Notices had no immediate effect on the listing of our common stock on The Nasdaq Global Market. We have been provided initial compliance periods of 45 calendar days and 180 calendar days to regain compliance with the Publicly Held Shares Requirement and the Market Value of Publicly Held Shares Requirement, respectively, such 180-day period expiring on October 15, 2024 (in the case of the Market Value of Publicly Held Shares Requirement). We have submitted a plan to Nasdaq to obtain an extension of up to 180 calendar days to regain compliance with the Publicly Held Shares Requirement and that extension has been granted. During the compliance periods, our shares of common stock will continue to be listed and traded on The Nasdaq Global Market. We do not anticipate regaining compliance with the Market Value of Publicly Held Shares Requirement prior to October 15, 2024 unless we consummate a business combination during such time.

In addition, we cannot assure you that our securities will be listed on Nasdaq after a business combination with Abpro. In connection with a business combination, we will be required to demonstrate compliance with Nasdaq’s initial listing requirements, which are more rigorous than Nasdaq’s continued listing requirements. For instance, our stock price would generally be required to be at least $4.00 per share, and we will be required to have a minimum of 400 unrestricted round lot holders (with at least 50% of such holders holding unrestricted securities). We cannot assure you that we will be able to meet those initial listing requirements at that time. Our continued eligibility for listing may depend on, among other things, the number of our shares that are redeemed.

If Nasdaq delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•

a determination that our Series A common stock is a “penny stock” which will require brokers trading in our Series A common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or pre-empts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, Series A common stock and public warrants are listed on Nasdaq, our units, Series A common stock and public warrants qualify as covered securities. Although the states are pre-empted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the state of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.

There can be no assurance that Nasdaq will change its listing standards, or forebear from enforcing them against us.

BACKGROUND

We are a blank check company formed in Delaware on May 21, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

There are currently 8,167,390 shares of Series A common stock and 1 share of Series B common stock issued and outstanding. In addition, we issued warrants to purchase 15,000,000 shares of our Series A common stock as part of the units offered in our IPO, along with an aggregate of 13,850,000 warrants (convertible into an aggregate of 13,850,000 shares of Series A common stock) underlying the private placement warrants issued to our Sponsor in a private placement simultaneously with the consummation of our IPO, and we issued 15,000,000 public warrants. Each whole warrant entitles its holder to purchase one whole share of Series A common stock at an exercise price of $11.50 per share. The warrants will become exercisable until the later of 30 days after the completion of our initial business combination and 12 months from the closing of our IPO and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. We have the ability upon a minimum of 30 days’ prior written notice (the “redemption period”) to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the reported last sale price of our Series A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like and certain issuances of Series A common stock and equity-linked securities) for any 20 trading days within a 30 trading-day period commencing once the warrants become exercisable and ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met.

In addition, if (x) the Company issues additional Series A common stock or equity-linked securities for capital raising purposes in connection with the closing of a business combination at an issue price or effective issue price of less than $9.20 per Series A common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or its affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of a business combination on the date of the consummation of a business combination (net of redemptions), and (z) the volume weighted average trading price of its Series A common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its business combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

A total of $306,000,000 of the proceeds from our IPO and the simultaneous sale of the Private Placement Warrants in a private placement transaction was placed in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

On April 18, 2023, we held a special meeting (the “April Meeting”) pursuant to which our stockholders approved and we filed an Amendment to our Amended and Restated Certificate of Incorporation to extend the Termination Date from April 19, 2023 to December 19, 2023. In connection with the April Meeting, holders of an aggregate 26,564,308 public shares exercised, and did not reverse, their right to redeem their public shares. In addition, holders of Founder Shares agreed to convert all but one of their Founder Shares from Series B common stock into Series A common stock. Such holders agreed that such newly converted Founder Shares would not have redemption rights and would not be voted until the closing of a business combination.

On December 15, 2023, we held a special meeting (the “December Meeting”) pursuant to which our stockholders approved and we filed an Amendment No. 2 to our Amended and Restated Certificate of Incorporation to extend the Termination Date from December 19, 2023 to the Original Termination Date. In connection with the December Meeting, holders of an aggregate 2,768,301 public shares exercised, and did not reverse, their right to redeem their public shares.

Approximately $[ ] million was held in the Trust Account as of the record date. The mailing address of the Company’s principal executive office is 6 St Johns Lane, Floor 5 New York, NY 10013.

You are not being asked to vote on a business combination at this time. If the Extension to the Extended Date is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the applicable Termination Date.

THE CHARTER AMENDMENT PROPOSAL

The Company is proposing to amend its charter to extend the date by which we must consummate a business combination.

The sole purpose of the Charter Amendment Proposal is to allow the Company more time to complete a business combination.

If the Charter Amendment Proposal is not approved, we will not redeem any shares in respect of which public stockholders have made an Election, and will, as promptly as reasonably practicable, and in any event within 5 business days, return any shares tendered to the Company’s transfer agent prior to the Special Meeting. Further, if the Charter Amendment is not approved and we do not consummate a business combination by September 19, 2024, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to the Company to pay its taxes, if any (less taxes payable and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the rights of the Public Stockholders (as defined in the charter) as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the Special Meeting is cancelled, we may dissolve and liquidate in accordance with the charter.

The Board believes that given our expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider a business combination and that it is in the best interests of our stockholders that we obtain an Extension.

A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Charter Amendment Proposal

The Company’s charter provides that the Company has until September 19, 2024 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. The purpose of the proposed Extension is to allow the Company more time to complete its initial business combination.

If the Charter Amendment Proposal is approved and the Charter Amendment becomes effective, the Sponsor will deposit the lesser of (a) $[10,000] or (b) $[0.015] for each public share that is not redeemed in connection with the Special Meeting. In the event that ACAB has not consummated a business combination by the Extended Date, without approval of the holders of ACAB’s public shares, ACAB may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the Extended Date, extend the Termination Date one month (for a total of up to two additional months to complete a business combination), provided that the Payor will deposit into the Trust Account: for each such monthly extension, the lesser of (a) $[10,000] or (b) $[0.015] for each public share that is not redeemed in connection with the Special Meeting. For illustrative purposes, if the Charter Amendment Proposal is approved and ACAB takes the maximum time to complete a business combination through the exercise of each Extension available to the Board and the Sponsor, the redemption price per share at the meeting for such business combination or ACAB’s subsequent liquidation would be approximately $[ ] per public share, based on the aggregate amount on deposit in the Trust Account of approximately $[ ] million as of August 22, 2024, and an aggregate of $[20,000] to be deposited by the Payor, divided by the total number of then outstanding public shares (assuming no public stock is redeemed in connection with the Special Meeting, and not giving effect to the accrual of any further interest or any interest to be released to ACAB to pay its franchise and income taxes), in comparison to the redemption price as of September [16], 2024 of approximately $[ ] per share.

We entered into a Business Combination Agreement with Abpro, which sets forth the terms and conditions of a business combination with Abpro. On January 19, 2024, the Company filed a registration statement on Form S-4 (as amended on April 2, 2024 and April 30, 2024) with the SEC, which includes a proxy statement, to be distributed to the Company’s stockholders in connection with the Company’s solicitation for proxies for the vote by the Company’s stockholders in connection with such business combination and other matters as described in the definitive proxy statement. After the Registration Statement on Form S-4 has been declared effective, the Company will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on such business combination. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, such business combination, because these documents will contain important information about the Company and such business combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding such business combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov. The Company and other parties to the Business Combination Agreement are currently working towards satisfaction of the conditions to completion of such business combination, including drafting the necessary filings with the SEC related to the transaction, but have determined that there likely will not be sufficient time before September 19, 2024 to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, such business combination. Accordingly, the Board believes that in order to be able to consummate a business combination, we will need to obtain an Extension. Without an Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a business combination on or before September 19, 2024. If that were to occur, we would be precluded from completing a business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a business combination.

If the Extension to the Extended Date is approved and implemented, we intend to complete a business combination as soon as possible and in any event on or before the applicable Termination Date.

The Company’s charter provides that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock entitled to vote on the matter is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above.

Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond September 19, 2024 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date (or Additional Charter Extension Date, if applicable) in order to seek stockholder approval of a business combination.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider a business combination.

If the Charter Amendment Proposal is Not Approved

Stockholder approval of the Charter Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Charter Amendment unless our stockholders approve the Charter Amendment Proposal.

If the Charter Amendment Proposal is not approved, we will not redeem any shares in respect of which public stockholders have made an Election, and will, as promptly as reasonably practicable, and in any event within 5 business days, return any shares tendered to the Company’s transfer agent prior to the Special Meeting. Further, if the Charter Amendment is not approved and we do not consummate a business combination by September 19, 2024, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to the Company to pay its taxes, if any (less taxes payable and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the rights of the Public Stockholders (as defined in the charter) as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, the Private Placement Warrants or any Series A common stock issued in connection with the conversion of the Founder Shares.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date (or Additional Charter Extension Date, if applicable). The Company will remain a reporting company under the Exchange Act and its units, Series A common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date (or Additional Charter Extension Date, if applicable).

Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Extension to the Extended Date at any time without any further action by our stockholders. We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the Special Meeting is cancelled, we may dissolve and liquidate in accordance with the charter. Furthermore, the Board, in its discretion, may nevertheless decide to liquidate the Company even prior to the applicable Termination Date if it is in the best interest of our stockholders.

You are not being asked to vote on a business combination at this time. If the Extension to the Extended Date is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the applicable Termination Date.

If the Charter Amendment Proposal is approved, and the Extension to the Extended Date is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[ ] million held in the Trust Account as of the record date. We will proceed with the Extension to the Extended Date regardless of whether redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.

Redemption Rights

If the Charter Amendment Proposal is approved, and the Extension to the Extended Date is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension to the Extended Date will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the applicable Termination Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE CHARTER AMENDMENT PROPOSAL PRIOR TO 5:00 P.M. EASTERN TIME ON SEPTEMBER [12], 2024. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A STOCKHOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER AND ADDRESS IN ORDER TO VALIDLY REDEEM ITS PUBLIC SHARES.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern Time on September [12], 2024 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Time on September [12], 2024 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Charter Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Time on September [12], 2024 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[ ] at the time of the Special Meeting. The closing price of the Company’s Series A common stock on [ ], 2024, the most recent practicable date prior to the date of this proxy statement, was $[●].

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Series A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on September [12], 2024 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension to the Extended Date.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a discussion of certain material U.S. federal income tax considerations for holders of our Series A common stock with respect to the exercise of redemption rights in connection with the approval of the Charter Amendment Proposal. This discussion is limited to certain U.S. federal income tax considerations to beneficial owners of our Series A common stock who hold such stock as a capital asset within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

This discussion is a summary only and does not describe all of the tax consequences that may be relevant to you in light of your particular circumstances, including but not limited to the alternative minimum tax, the Medicare tax on certain net investment income and the different consequences that may apply if you are subject to special rules that apply to certain types of investors, including but not limited to:

•	our Sponsor, founders, officers or directors;

•	financial institutions or financial services entities;

•	broker-dealers;

•	governments or agencies or instrumentalities thereof;

•	regulated investment companies;

•	S corporations;

•	real estate investment trusts;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more (by vote or value) of our shares;

•	insurance companies;

•	dealers or traders subject to a mark-to-market method of accounting with respect to the securities;

•	persons holding the securities as part of a “straddle,” constructive sale, hedge, conversion or other integrated or similar transaction;

•	U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

•	partnerships or other pass-through entities for U.S. federal income tax purposes and any beneficial owners of such partnerships;

•	tax-exempt entities;

•	controlled foreign corporations; and

•	passive foreign investment companies.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) or other pass-through entity holds our Series A common stock, the U.S. federal income tax treatment of a partner in such partnership or equityholder in such pass-through entity generally will depend upon the status of the partner or equityholder, upon the activities of the partnership or other pass-through entity and upon certain determinations made at the partner or equityholder level. Accordingly, we urge partners in partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) and equityholders in other pass-through entities considering the purchase of our Series A common stock to consult their tax advisors regarding the U.S. federal income tax considerations of the purchase, ownership and disposition of our securities by such partnership or pass-through entity.

This discussion is based on the Code, and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, which are subject to change, possibly on a retroactive basis, and changes to any of which subsequent to the date of this prospectus may affect the tax consequences described herein. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes (such as gift and estate taxes).

We have not sought, and will not seek, a ruling from the U.S. Internal Revenue Service (the “IRS”) as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion. You are urged to consult your tax advisor with respect to the application of U.S. federal tax laws to your particular situation, as well as any tax consequences arising under the laws of any state, local or foreign jurisdiction.

WE URGE HOLDERS OF OUR SERIES A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our Series A common stock that elect to have their Series A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (including other entity taxable as a corporation) organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

•

a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons (as defined in the Code) have authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under Treasury Regulations to be treated as a United States person.

Redemption of Series A Common Stock

In the event that a U.S. Holder’s Series A common stock is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Series A common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of Series A common stock generally will be treated as a sale of the Series A common stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Series A common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Series A common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Series A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. holder in the redeemed Series A common stock will be added to the U.S. holder’s adjusted tax basis in its remaining stock, or, if it has none, to the U.S. holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

U.S. Holders of our Series A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Series A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Series A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Series A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Series A common stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Series A common stock may suspend the running of the applicable holding period for this purpose. If the running of the holding period for the Series A common stock is suspended, then non-corporate U.S. holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any gain on a sale or taxable disposition of the Series A common stock would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Series A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Series A common stock based upon the then fair market values of the Series A common stock and the one-half of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Series A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Series A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Series A common stock or the U.S. Holder’s initial basis for Series A common stock upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gains realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deductibility of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Series A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for

United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Series A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Series A common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Series A Common Stock Treated as a Sale.” Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non- corporate U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at preferential long-term capital gains rates. It is unclear whether the redemption rights prior to our initial business combination with respect to the Series A common stock may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then a corporation may not be able to qualify for the dividends received deduction and would have taxable income equal to the entire dividend amount, and non-corporate holders may be subject to tax on such dividend at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Series A common stock that elect to have their Series A common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner who or that is for U.S. federal income tax purposes:

•	a non-resident alien individual;

•	a foreign corporation; or

•	an estate or trust that is not a U.S. holder;

but generally does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of the acquisition, ownership or sale or other disposition of our securities.

Redemption of Series A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Series A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Series A common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders.”

Non-U.S. Holders of our Series A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Series A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Series A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Series A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Series A common stock of the Company, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder); or

•

we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Series A common stock, and, in the case where shares of our Series A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Series A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Series A common stock. There can be no assurance that our Series A common stock will be treated as regularly traded on an established securities market for this purpose.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a United States resident. Any gains described in the first bullet point above of a Non-U.S. holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a thirty percent rate (or lower treaty rate).

Taxation of Distributions

If the redemption does not qualify as a sale of Series A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Series A common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Series A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Series A common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Series A Common Stock.”

Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States (and, if a tax treaty applies, are attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder) generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY STOCKHOLDER. WE ONCE AGAIN URGE YOU TO CONSULT WITH YOUR OWN TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN OR OTHER TAX LAWS) OF THE RECEIPT OF CASH IN EXCHANGE FOR SHARES IN CONNECTION WITH THE CHARTER AMENDMENT PROPOSAL.

THE SPECIAL MEETING

Overview

Date, Time and Place. The Special Meeting of the Company’s stockholders will be held at [  ] Eastern Time on September [16], 2024 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/atlanticcoastalacquisitionii/ext2024. If you plan to attend the virtual online Special Meeting, you will need your 12-digit control number to vote electronically at the Special Meeting. The meeting will be held virtually over the internet by means of a live audio webcast. Only certain stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/atlanticcoastalacquisitionii/ext2024, enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent no later than 72 hours prior to the meeting date.

Stockholders will also have the option to listen to the Special Meeting by telephone by calling:

•	Within the U.S. and Canada: +1 800-450-7155 (toll-free)

•	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 0242653#. You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.

Voting Power; record date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned certain of the Company’s Series A common stock at the close of business on August 22, 2024, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required. Approval of the Charter Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s common stock entitled to vote on the matter outstanding on the record date. If you do not vote or if you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the record date of the Special Meeting, there were 8,167,390 shares of Series A common stock and 1 share of Series B common stock outstanding. Of such shares of common stock, 7,499,999 have agreed not to vote until after the closing of a business combination (which amount represents converted Founder Shares), leaving 667,391 shares of Series A common stock and 1 share of Series B common stock eligible to vote at the Special Meeting.

If you do not want the Charter Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Charter Amendment. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Charter Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Charter Amendment Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Sodali & Co to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact the Proxy Solicitor at (800) 662-5200 (toll free) or by email at ACAB.info@investor.sodali.com.

Required Vote

The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock entitled to vote on the matter is required to approve the Charter Amendment Proposal. If the Charter Amendment Proposal is not approved, the Charter Amendment will not be implemented and, if a business combination has not been consummated, the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to the Company to pay its taxes, if any (less taxes payable and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the rights of the Public Stockholders (as defined in the charter) as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Stockholder approval of the Charter Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Charter Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment at any time without any further action by our stockholders.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

the fact that our Sponsor holds 7,200,000 Founder Shares, which amount includes 825,225 Founder Shares which may be subject to transfer upon the consummation of a business combination pursuant to the terms of non-redemption agreements by and between the Sponsor and several unaffiliated third parties (as detailed in the Company’s Form 8-K filed on April 18, 2023), and 13,850,000 Private Placement Warrants. In addition, each of our independent directors owns 50,000 Founder Shares. All of such investments may expire worthless if a business combination is not consummated; on the other hand, if a business combination is consummated, such investments could earn a positive rate of return on their overall investment in the combined company, even if other holders of our common stock experience a negative rate of return, due to having initially purchased the Founder Shares for $25,000;

•

the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below the lesser of (i) $10.20 per public share and (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act; and

•

the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Additionally, if the Charter Amendment Proposal is approved and we consummate an initial business combination, our Sponsor, officers and directors may have additional interests as will be described in the proxy statement for a business combination.

The Board’s Reasons for the Charter Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Charter Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Charter Amendment Proposal and recommends that you vote “FOR” such proposal.

Our charter provides that the Company has until September 19, 2024 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. We entered into a Business Combination Agreement with Abpro, which sets forth the terms and conditions of a business combination with Abpro. On January 19, 2024, the Company filed a registration statement on Form S-4 (as amended on April 2, 2024 and April 30, 2024) with the SEC, which includes a proxy statement, to be distributed to the Company’s stockholders in connection with the Company’s solicitation for proxies for the vote by the Company’s stockholders in connection with such business combination and other matters as described in the definitive proxy statement. After the Registration Statement on Form S-4 has been declared effective, the Company will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on such business combination. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, such business combination, because these documents will contain important information about the Company and such business combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding such business combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov. The Company and other parties to the Business Combination Agreement are currently working towards satisfaction of the conditions to completion of such business combination, including drafting the necessary filings with the SEC related to the transaction, but have determined that there likely will not be sufficient time before September 19, 2024 to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, such business combination. While we are using our best efforts to complete a business combination as soon as practicable, the Board believes that there will not be sufficient time before the Original Termination Date to complete a business combination with Abpro or any other party. Accordingly, the Board believes that in order to be able to consummate a business combination, we will need to obtain an Extension. Without an Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a business combination on or before September 19, 2024. If that were to occur, we would be precluded from completing a business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a business combination.

Our charter states that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before September 19, 2024, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.

In addition, the Company’s charter provides that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock entitled to vote on the matter is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a business combination. We believe that, given the Company’s expenditure of time, effort and money searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider a business combination. Because we continue to believe that a business combination would be in the best interests of our stockholders, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond September 19, 2024 to the Extended Date (or Additional Charter Extension Date, if applicable), in the event we cannot consummate a business combination by September 19, 2024.

The Company is not asking you to vote a business combination at this time. If the Extension to the Extended Date is implemented and you do not elect to redeem your public shares, you will retain the right to vote on a business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a business combination is approved and completed or the Company has not consummated another business combination by the applicable Termination Date. After careful consideration of all relevant factors, the Board determined that the Charter Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Charter Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond September 19, 2024.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of the record date by:

•	each person known by us to be the beneficial owner of 5% or more of our outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of our common stock;

•	and all our executive officers and directors as a group.

The following table sets forth information regarding the beneficial ownership of our Series A common stock, our Series B common stock, and our Series A common stock and Series B common stock voting together as a single group. The percentage ownership of our common stock is based on 8,167,391 shares of our common stock outstanding as of the record date, consisting of 8,167,390 shares of our Series A common stock and 1 share of our Series B common stock issued and outstanding. Of such shares of common stock, 7,499,999 are not entitled to vote until after the closing of a business combination (which amount represents converted Founder Shares), leaving 667,391 shares of Series A common stock and 1 share of Series B common stock eligible to vote at the Special Meeting.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the warrants offered in our IPO or the private placement warrants as such warrants are not exercisable within 60 days of the record date.

	Series A Common Stock Beneficially Owned		Series B Common Stock Beneficially Owned(2)
Name and Address of Beneficial Owner(1)	Number of Shares	%	Number of Shares	%	% of Total Voting Power
Directors and Executive Officers
Atlantic Coastal Acquisition
Management II LLC(3)(5)	7,199,999	88.2%	1	100.0%	*
Shahraab Ahmad(3)(5)	7,199,999	88.2%	1	100.0%	*
Anthony D. Eisenberg(4)(5)	—	—	—	—	—
Jason Chryssicas(4)(5)	—	—	—	—	—
Burt Jordan(4)(5)	—	—	—	—	—
Joanna Lord(4)(5)	50,000	*	—	—	*
Bryan Dove(4)(5)	50,000	*	—	—	*
Curtis Collar(4)(5)	50,000	*	—	—	*
Darren Stanwood(4)(5)	50,000	*	—	—	*
Dominick J. Schiano(4)(5)	50,000	*	—	—	*
All executive officers and directors as a group (9 persons)	7,449,999	91.2%	1	100%	*

*	Less than 1%.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Atlantic Coastal Acquisition Corp. II, 6 St Johns Lane, Floor 5, New York, NY 10013.
(2)

Interests shown consist solely of founder shares, classified as Series B common stock. Such Series B common stock will automatically convert into Series A common stock concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment.

(3)

Atlantic Coastal Acquisition Management II LLC, our Sponsor, is the record holder of the shares reported herein. Shahraab Ahmad is the manager and the majority owner of our Sponsor. Accordingly, Mr. Ahmad may be deemed to beneficially own all of the shares held by our Sponsor. Mr. Ahmad disclaims beneficial ownership of any securities held by our Sponsor except to the extent of his pecuniary interest therein.

(4)	Does not include any shares held by our Sponsor. This individual is a member of our Sponsor but does not have voting or dispositive control over the shares held by our Sponsor.
(5)	Shares of Series A common stock held by such holder are converted Founder Shares which the holder agreed not to vote in connection with the Special Meeting.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder should contact us at IR@atlanticcoastal.io to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Sodali & Co

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: ACAB.info@investor.sodali.com

You may also obtain these documents by requesting them via e-mail from the Company at IR@atlanticcoastal.io.

If you are a stockholder of the Company and would like to request documents, please do so by September [12], 2024, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

Annex A

AMENDMENT NO. 3 TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ATLANTIC COASTAL ACQUISITION CORP. II

Pursuant to Section 242 of the

Delaware General Corporation Law

ATLANTIC COASTAL ACQUISITION CORP. II (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.

The name of the Corporation is Atlantic Coastal Acquisition Corp. II The Corporation’s Certificate of Incorporation was filed with the office of the Secretary of State of the State of Delaware on May 21, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed with the office of the Secretary of State of the State of Delaware on January 18, 2022 (the “Amended and Restated Certificate of Incorporation”). An Amendment to the Amended and Restated Certificate of Incorporation was filed with the office of the Secretary of State of the State of Delaware on April 18, 2023 (the “First Amendment to the Amended and Restated Certificate of Incorporation”). An Amendment No. 2 to the Amended and Restated Certificate of Incorporation was filed with the office of the Secretary of State of the State of Delaware on December 15, 2023 (the “Second Amendment to the Amended and Restated Certificate of Incorporation”).

2.

This Amendment No. 3 to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation, as amended by the First Amendment to the Amended and Restated Certificate of Incorporation and the Second Amendment to the Amended and Restated Certificate of Incorporation.

3.

This Amendment No. 3 to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

“Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 2, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) not previously properly redeemed in accordance with clause (iii) below if the Corporation is unable to complete its initial Business Combination by October 19, 2024 (the “Termination Date”) (or up to November 19, 2024, if applicable in accordance with this Section 9.1(b)) or such earlier date as determined by the Board and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Certificate as described in Section 9.7 hereof. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.” In the event that the Corporation has not consummated an initial Business Combination by the Termination Date, the Board may, without another stockholder vote, elect to extend the period of time to consummate a Business Combination once after October 19, 2024, by resolution of the Board if requested by Atlantic Coastal Acquisition Management II LLC (the “Sponsor”), and upon five days’ advance notice prior to the Extended Date, until November 19, 2024, provided that the Sponsor (or one or more of its affiliates or permitted designees) (the “Payor”) will deposit into the Trust Account the lesser of $[10,000] or $[0.015] for each then-outstanding Offering Share for such monthly extension.

5.	The text of Section 9.2(d) of Article IX is hereby amended and restated to read in full as follows:

“In the event that the Corporation has not consummated an initial Business Combination by the Termination Date (or up to November 19, 2024, if applicable in accordance with Section 9.1(b) above) or such earlier date as determined by the Board, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

6.	The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

“Additional Redemption Rights. If, in accordance with Section 9.1(a) hereof, any amendment is made to this Certificate (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by Termination Date (or up to November 19, 2024, if applicable in accordance with Section 9.1(b) above) or such earlier date as determined by the Board or (b) with respect to any other material provisions of this Certificate relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.”

IN WITNESS WHEREOF, Atlantic Coastal Acquisition Corp. II has caused this Amendment No. 3 to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this day of [ ], 2024.

ATLANTIC COASTAL ACQUISITION CORP. II

By:
	Name:	Shahraab Ahmad
	Title:	Chief Executive Officer

ATLANTIC COASTAL ACQUISITION CORP. II

6 St Johns Lane, Floor 5

New York, NY 10013

SPECIAL MEETING OF STOCKHOLDERS

September [16], 2024

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER [16], 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [ ], 2024, in connection with the special meeting to be held at [ ] Eastern Time on September [16], 2024 as a virtual meeting (the “Special Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Shahraab Ahmad and Jason Chryssicas (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE CHARTER AMENDMENT PROPOSAL (PROPOSAL 1), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on September [16], 2024: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/atlanticcoastalacquisitionii/ext2024.

Proposal 1 — Charter Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation as amended by the first amendment to the amended and restated certificate of incorporation and the second amendment to the amended and restated certification of incorporation to extend the date (the “Termination Date”) by which the Company has to complete a business combination from September 19, 2024 (the “Original Termination Date”) to October 19, 2024 (the “Extended Date) or such earlier date as determined by the Board of Directors and to allow the Company, without another vote, to elect to extend the Termination Date to consummate an initial business combination once after the Extended Date, by resolution of the Company’s board of directors, if requested by Atlantic Coastal Acquisition Management II LLC, a Delaware limited liability company, and upon five days’ advance notice prior to the Extended Date, until November 19, 2024 or a total of up to two months after the Original Termination Date which we refer to as the “Charter Amendment Proposal.”	☐	☐	☐

Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal, which we refer to as the “Adjournment Proposal.”	☐	☐	☐

Dated: , 2024

Stockholder’s Signature

(Stockholder’s Signature if held Jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

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